UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21233

PARADIGM FUNDS
(Exact name of registrant as specified in charter)

Nine Elk Street, Albany, NY 12207-1002
(Address of principal executive offices) (Zip code)

Robert A. Benton
Nine Elk Street, Albany, NY 12207-1002
(Name and address of agent for service)

Registrant's telephone number, including area code: (518) 431-3500

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Paradigm Funds

Paradigm Value Fund
Paradigm Select Fund
Paradigm Opportunity Fund
Paradigm Intrinsic Value Fund
For Investors Seeking Long-Term Capital Appreciation

SEMI-ANNUAL REPORT
June 30, 2011

Table of Contents

PARADIGM FUNDS

Letter to Shareholders	2
Sector Allocation	5
Performance Information	7
Schedules of Investments	9
Statements of Assets and Liabilities	19
Statements of Operations	19
Statements of Changes in Net Assets	21
Financial Highlights	23

NOTES TO FINANCIAL STATEMENTS	25

DISCLOSURE OF EXPENSES	31

ADDITIONAL INFORMATION	33

2011 Semi-Annual Report 1

Letter to Shareholders:

Strong corporate profits, mergers and acquisitions, and a gradually recovering global economy continued to drive markets higher in the first half of 2011. However, there was a sharp correction in the middle of the second quarter as the Greek debt crisis finally caught the media's attention. The market recovered in June, but has remained volatile since.

Markets don't like uncertainty, and, unfortunately, there is no shortage of uncertainty in the world right now. On the current list of worries is the possibility of contagion in the sovereign debt crisis in Europe; fears of a decelerating recovery in the US; and the increasingly fractious nature of the negotiations over the budget and debt ceiling in Washington. Overall, economic indicators seem to place us in the middle stages of the business cycle. As is often the case as a recovery matures, the growth rate will likely decelerate.

However, uncertainty also creates opportunity. We are fundamental, long-term value investors, and we have often operated in turbulent environments (whether macroeconomic or industry or company specific.) We are convinced that companies with sustainable competitive advantages, strong management teams, and business models that generate excess cash flow prosper over time-even when there is uncertainty in the markets. We are taking advantage of current market sentiment to identify new potential holdings.

Paradigm Value Fund Portfolio Commentary

The Paradigm Value Fund appreciated 4.76% in the six months ended June 30, 2011 compared to an increase of 3.77% for its benchmark, the Russell 2000 Value Index. Over the past three years on an annualized basis, the Fund appreciated 9.02% versus 7.09% for the benchmark. Over the past five years on an annualized basis, the Fund appreciated 6.74% versus 2.24% for the benchmark. Since inception (January 1, 2003), the Fund has generated an annualized return of 16.79% compared to 10.33% for the Russell 2000 Value Index.

M&A activity continued to be a major contributor to the Fund's performance in the first half of 2011, as four of our portfolio companies were acquired during this period (Smurfit-Stone Container, CKx Entertainment, Lawson Software and Verigy.) We have built a portfolio of what we believe to be high-quality companies with sustainable competitive advantages, strong and consistent cash flow generation, and proven management teams. These types of businesses are attractive to both strategic and financial buyers.

Our top two performing stocks were AMERIGROUP and Smurfit-Stone Container. The Fund purchased managed Medicaid provider AMERIGROUP in 2008 when the stock sold off due to general uncertainty surrounding health care reform. The company has subsequently been successful in controlling costs, and the health care reform process has opened up new opportunities.

Containerboard manufacturer Smurfit-Stone Container is a good example of the kind of special situation investing we do. Smurfit-Stone had over-leveraged itself and then fell into bankruptcy during the financial crisis. We took a position in the company as it emerged from Chapter 11. It was attractively priced and misunderstood by the market. This year, Smurfit-Stone received a buyout offer from competitor RockTenn Corp.

Our top two detracting stocks were Lender Processing Services and Big Lots. Lender Processing Services declined 28.69% for the first half of 2011. We used the decline in Lender's shares to add to our position. Lender provides mortgage facilitation and foreclosure services to the banking industry. The stock has been buffeted by headlines relating to the foreclosure industry over the past year. However, we believe Lender provides a necessary service to the banking industry. The stock currently sells for 6X free cash flow, a valuation we believe is extremely cheap.

2011 Semi-Annual Report 2

Big Lots declined 24% for the quarter. Sales trends have been lackluster due to adverse weather and the negative impact of higher gas prices. Additionally, the company's Board chose to not pursue a sale of the company. We believe Big Lots' balance sheet and strong cash flow provide downside support for the stock, with material upside to a sales recovery.

Paradigm Select Fund Portfolio Commentary

The Paradigm Select Fund appreciated 6.70% in the six months ended June 30, 2011 compared to an increase of 8.06% for its benchmark, the Russell 2500 Index. Over the past three years on an annualized basis, the Fund appreciated 8.24% versus 8.17% for the benchmark. Over the past five years on an annualized basis, the Fund appreciated 6.21% versus 5.20% for the benchmark. Since inception (January 1, 2005), the Fund has generated an annualized return of 7.96% compared to 6.23% for the Russell 2500 Index.

Our top two performing stocks were AMERIGROUP and Smurfit-Stone Container. The Fund purchased managed Medicaid provider AMERIGROUP in 2008 when the stock sold off due to higher utilization rates during the H1N1 scare and general uncertainty surrounding health care reform. The company has subsequently been successful in controlling costs, and the health care reform process has opened up new opportunities, as we had initially predicted.

Containerboard manufacturer Smurfit-Stone Container is a good example of the kind of special situation investing we do. Smurfit-Stone had over-leveraged itself and then fell into bankruptcy during the financial crisis. We took a position in the company as it emerged from Chapter 11. It appeared attractively priced and misunderstood by the market. This year, Smurfit-Stone received a buyout offer from competitor RockTenn Corp.

Lender Processing Services and Knight Capital were the two biggest detractors from Fund performance. Lender Processing Services declined 28.69% for the first half of 2011. We used the decline in Lender's shares to add to our position. Lender provides mortgage facilitation and foreclosure services to the banking industry. The stock appears to have been buffeted by headlines relating to the foreclosure industry over the past year. However, we believe Lender provides a necessary service to the banking industry, and is selling at a valuation, we feel, is extremely cheap.

Shares of Knight Capital declined 20.09% due to anemic US equity trading volumes and low volatility. We added to our position, and we continue to believe that the company has strong earnings power, driven by several new growth initiatives. We anticipate that any improvement in volume and volatility will directly benefit the company's bottom line.

Paradigm Opportunity Fund Portfolio Commentary

The Paradigm Opportunity Fund appreciated 6.25% in the six months ended June 30, 2011 compared to an increase of 6.21% for its benchmark, the Russell 2000 Index. Over the past three years on an annualized basis, the Fund appreciated 10.96% versus 7.77% for the benchmark. Over the past five years on an annualized basis, the Fund appreciated 6.69% versus 4.08% for the benchmark. Since inception (January 1, 2005), the Fund has generated an annualized return of 5.87% compared to 5.11% for the Russell 2000 Index.

Top-performing stocks for the first half of the year included IAC/InterActiveCorp and Men's Wearhouse. IAC/Interactive Corp returned 60.45% in the first half of 2011. The company delivered significantly better-than-expected quarterly results, driven by strong subscriber growth in its Match.com business. Additionally, the company extended its agreement with Google for its Search products through 2016, which appears to provide strong visibility into future free cash flow.

2011 Semi-Annual Report 3

Men's Wearhouse returned 36.01% for first half of the year. The company reported better-than-expected quarterly results and a positive outlook. Replenishment demand has picked up for men's suits, consumers are responding favorably to the company's promotional offerings, and high margin tux rentals are strong.

The largest detractors in the first half included Knight Capital and Hawaiian Holdings. Shares of Knight Capital declined 20.09% due to anemic US equity trading volumes and low volatility. We added to our position, and we continue to believe that the company has strong earnings power, driven by several new growth initiatives. We anticipate that any improvement in volume and volatility will directly benefit the company's bottom line.

We liked the valuations and cash flow potential of Hawaiian Holdings, but exited the position in the first quarter on concerns about leisure travel and the impact of the tsunami in Japan. This proved to be a good decision as the stock has continued to decline on rising jet fuel costs and persistent weakness in tourist travel.

Paradigm Intrinsic Value Fund Portfolio Commentary

The Paradigm Intrinsic Value Fund appreciated 5.33% in the six months ended June 30, 2011 compared to an increase of 6.35% for its benchmark, the Russell 3000 Index. Over the past three years on an annualized basis, the Fund appreciated 5.93% versus 4.00% for the benchmark. Since inception (January 1, 2008), the Fund has generated an annualized return of 3.53% compared to a increase of 0.02% for the Russell 3000 Index.

The Fund's two most significant sectors on a relative basis for the six months ended June 30, 2011 were Materials and Financials, with the largest contribution to relative return coming from strong stock selection in the Materials sector. The Fund's Materials sector returned 18.72%, outperforming the benchmark sector by 14.58% . The Fund's Financials sector appreciated 4.32% in the first half of the year, compared to a 1.69% decline in the benchmark sector.

Fuel additive manufacturer Innospec appreciated 64.75% in the first half of the year, making it the Fund's top individual contributor. Investors were attracted to the stock as it became apparent that management's turnaround efforts showed signs of success.

The Energy sector was the most challenging sector for the Fund in the first half of the year. Energy was the second-best performer in the broad benchmark, but the Fund's energy sector holdings increase of 1.94% lagged the benchmark sector's increase of 11.04% by 9.10 percentage points. Exco Resources was the largest single detractor in the sector. Exco had received a buyout offer from the company's CEO. Unfortunately, he was unable to arrange adequate financing and the deal fell apart.

Sincerely,

Candace King Weir President and Chief Investment Officer Paradigm Funds Advisor LLC	Amelia F. Weir Senior Vice President Paradigm Funds Advisor LLC

2011 Semi-Annual Report 4

Paradigm Funds (Unaudited)

                                                        PARADIGM VALUE FUND
                                                    Sector Allocation (Unaudited)
                                            (As a Percentage of Equity Securities Held)

                                                    PARADIGM SELECT FUND
                                                 Sector Allocation (Unaudited)
                                           (As a Percentage of Equity Securities Held)

2011 Semi-Annual Report 5

Paradigm Funds (Unaudited)

                                                  PARADIGM OPPORTUNITY FUND
                                                     Sector Allocation (Unaudited)
                                               (As a Percentage of Equity Securities Held)

                                             PARADIGM INTRINSIC VALUE FUND
                                                    Sector Allocation (Unaudited)
                                               (As a Percentage of Equity Securities Held)

2011 Semi-Annual Report 6

Paradigm Value Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for The Periods Ended June 30, 2011

June 30, 2011 NAV $57.71

				Since
	1 Year(A)	3 Years(A)	5 Years(A)	Inception(A)
Paradigm Value Fund	36.43%	9.02%	6.74%	16.79%
Russell 2000® Value Index(B)	31.35%	7.09%	2.24%	10.33%

(A)1 Year, 3 Years, 5 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Value Fund was January 1, 2003.

(B)The Russell 2000® Value Index (whose composition is different from the Fund) is an unmanaged index of small-capitalization stocks with lower price-to-book ratios and lower forecasted growth values than the total population of small-capitalization stocks.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

Paradigm Select Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for The Periods Ended June 30, 2011

June 30, 2011 NAV $31.70

				Since
	1 Year(A)	3 Years(A)	5 Years(A)	Inception(A)
Paradigm Select Fund	36.85%	8.24%	6.21%	7.96%
Russell 2500® Index(B)	39.28%	8.17%	5.20%	6.23%

(A)1 Year, 3 Years, 5 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Select Fund was January 1, 2005.

(B)The Russell 2500® Index (whose composition is different from the Fund) measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "mid" cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2011 Semi-Annual Report 7

Paradigm Opportunity Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for The Periods Ended June 30, 2011

June 30, 2011 NAV $27.19

				Since
	1 Year(A)	3 Years(A)	5 Years(A)	Inception(A)
Paradigm Opportunity Fund	36.56%	10.96%	6.69%	5.87%
Russell 2000® Index(B)	37.41%	7.77%	4.08%	5.11%

(A)1 Year, 3 Years, 5 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Opportunity Fund was January 1, 2005.

(B)The Russell 2000® Index (whose composition is different from the Fund) consists of the smallest 2,000 companies in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market). The Index is an unmanaged index generally considered as the premier of small capitalization stocks.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

Paradigm Intrinsic Value Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for The Period Ended June 30, 2011

June 30, 2011 NAV $22.33

			Since
	1 Year(A)	3 Years(A)	Inception(A)
Paradigm Intrinsic Value Fund	31.95%	5.93%	3.53%
S&P 500® Index(B)	30.69%	3.34%	-0.81%
Russell 3000® Index(C)	32.37%	4.00%	0.02%

(A)1 Year, 3 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Intrinsic Value Fund was January 1, 2008.

(B)The S&P 500® Index (whose composition is different from the Fund) is an unmanaged index which measures the performance of 500 companies chosen by Standard & Poor’s to represent the large cap U.S. equity market.

(C)The Russell 3000® Index is an unmanaged index which measures the performance of the 3000 largest companies in the U.S. Equity Market. It is used as a market wide proxy.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2011 Semi-Annual Report 8

Paradigm Value Fund

		Schedule of Investments
		June 30, 2011 (Unaudited)
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Agriculture Production - Crops
359,100	Dole Food Company Inc. *	$ 4,855,032	1.52%
Agriculture Production - Livestock & Animal Specialties
55,400	Cal-Maine Foods, Inc.	1,770,584	0.56%
Biological Products, (No Diagnostic Substances)
61,600	Life Technologies Corporation *	3,207,512	1.01%
Chemical & Allied Products
96,100	Arch Chemicals Inc.	3,309,684
88,548	Innospec Inc. *	2,976,098
293,400	Olin Corp.	6,648,444
		12,934,226	4.06%
Computer Communications Equipment
481,300	QLogic Corp. *	7,662,296	2.40%
Construction - Special Trade Contractors
309,102	Matrix Service Co. *	4,135,785	1.30%
Crude Petroleum & Natural Gas
105,400	Carrizo Oil & Gas Inc. *	4,400,450
209,100	McMoRan Exploration Co. *	3,864,168
457,000	PetroQuest Energy Inc. *	3,208,140
124,900	Resolute Energy Corporation *	2,018,384
234,200	Venoco, Inc. *	2,983,708
		16,474,850	5.17%
Drilling Oil & Gas Wells
77,000	Atwood Oceanics Inc. *	3,398,010	1.07%
Electrical Work
200,800	EMCOR Group Inc. *	5,885,448	1.85%
Electronic Components & Accessories
382,700	Vishay Intertechnology Inc.*	5,755,808	1.81%
Fabricated Plater Work (Boiler Shops)
188,873	Global Power Equipment Group Inc. *	5,008,912	1.57%
Hospital & Medical Service Plans
58,200	AMERIGROUP Corporation *	4,101,354	1.29%
In Vitro & In Vivo Diagnostic Substances
226,400	Myriad Genetics, Inc. *	5,141,544	1.61%
Industrial Organic Chemicals
213,677	Sensient Technologies Corp.	7,921,006	2.49%
Laboratory Analytical Instruments
178,400	PerkinElmer Inc.	4,800,744	1.51%
Life Insurance
21,125	National Western Life Insurance Co. Class A	3,368,804	1.06%
Men's & Boy's Furnishings, Work Clothing & Allied Garments
37,300	Phillips-Van Heusen Corp.	2,442,031	0.77%
Mineral Royalty Traders
64,000	Royal Gold, Inc.	3,748,480	1.18%
Miscellaneous Transportation Equipment
967,125	Force Protection, Inc. *	4,796,940	1.51%
Motor Vehicle Parts & Accessories
117,400	Superior Industries International Inc.	2,595,714	0.81%
Oil & Gas Field Services, NEC
158,300	North American Energy Partners Inc. * (Canada)	1,212,578	0.38%
Operative Builders
197,600	Avatar Holdings Inc. *	3,005,496	0.94%
Orthopedic, Prosthetic & Surgical Appliances & Supplies
440,926	Symmetry Medical, Inc. *	3,955,106	1.24%

*Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2011 Semi-Annual Report 9

Paradigm Value Fund

		Schedule of Investments
		June 30, 2011 (Unaudited)
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Pharmaceutical Preparations
100,600	Endo Pharmaceuticals Holdings Inc. *	$ 4,041,102
730,918	Vanda Pharmaceuticals, Inc. *	5,218,755
		9,259,857	2.91%
Plastic Materials, Synth Resin/Rubber, Cellulos (No Glass)
271,500	Chemtura Corp. *	4,941,300	1.55%
Retail - Apparel & Accessory Stores
289,800	Express Inc. *	6,317,640
126,000	The Men's Wearhouse, Inc.	4,246,200
		10,563,840	3.31%
Retail - Family Clothing Stores
498,100	American Eagle Outfitters, Inc.	6,350,775	1.99%
Retail - Miscellaneous Retail
150,600	EZCORP Inc. Class A *	5,358,348	1.68%
Retail - Retail Stores, NEC
163,800	IAC/InterActiveCorp. *	6,252,246	1.96%
Retail - Shoe Stores
125,000	Foot Locker, Inc.	2,970,000	0.93%
Retail - Variety Stores
144,100	Big Lots Inc. *	4,776,915	1.50%
Savings Institution, Federally Chartered
386,800	SI Financial Group, Inc.	3,906,680
347,100	United Financial Bancorp	5,355,753
445,900	Viewpoint Financial Group	6,153,420
372,500	Westfield Financial Inc.	3,024,700
		18,440,553	5.79%
Secondary Smelting & Refining of Nonferrous Metals
731,000	Metalico Inc. *	4,312,900	1.35%
Security Brokers, Dealers & Flotation Companies
616,500	Knight Capital Group Inc. *	6,793,830	2.13%
Semiconductors & Related Devices
100,100	Diodes Incorporated *	2,612,610
684,012	GSI Technology, Inc. *	4,924,886
307,400	Kulicke & Soffa Industries Inc. * (Singapore)	3,424,436
271,100	Microsemi Corporation *	5,557,550
		16,519,482	5.18%
Services - Business Services
226,500	Lender Processing Services, Inc.	4,736,115
458,152	Premiere Global Services Inc. *	3,656,053
		8,392,168	2.63%
Services - Computer Integrated Systems Design
502,400	Convergys Corp. *	6,852,736	2.15%
Services - Educational Services
232,900	Career Education Corp. *	4,925,835	1.55%
Services - Hospitals
114,500	Magellan Health Services Inc. *	6,267,730
69,000	MEDNAX, Inc. *	4,981,110
		11,248,840	3.53%
Services - Management Consulting Services
51,600	FTI Consulting, Inc. *	1,957,704	0.61%
Services - Motion Picture Theaters
392,230	Regal Entertainment Group Class A	4,844,041	1.52%
Services - Prepackaged Software
392,500	Compuware Corp. *	3,830,800	1.20%

*Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2011 Semi-Annual Report 10

Paradigm Value Fund

		Schedule of Investments
		June 30, 2011 (Unaudited)
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Special Industry Machinery
101,000	Cymer, Inc. *	$ 5,000,510	1.57%
State Commercial Banks
477,300	Oritani Financial Corp.	6,104,667	1.92%
Transportation Services
73,800	GATX Corp.	2,739,456	0.86%
Wholesale - Chemicals & Allied Products
74,600	Innophos Holdings Inc.	3,640,480	1.14%
Wholesale - Electronic Parts & Equipment, NEC
830,900	Brightpoint, Inc. *	6,738,599	2.10%
Wholesale - Miscellaneous Durable Goods
84,500	Schnitzer Steel Industries, Inc.	4,867,200	1.52%
Total for Common Stock (Cost $242,482,859)		$ 285,861,342	89.69%
REAL ESTATE INVESTMENT TRUSTS
867,000	Anworth Mortgage Asset Corp.	6,511,170
222,000	Invesco Mortgage Capital Inc.	4,690,860
307,600	MFA Financial, Inc.	2,473,104
70,800	Mid-America Apartment Communities Inc.	4,776,876
Total for Real Estate Investment Trusts (Cost $16,514,690)		18,452,010	5.79%
MONEY MARKET FUNDS
12,697,815	SEI Daily Income Treasury Government CL B 0.05% ***	12,697,815	3.98%
	(Cost $12,697,815)
Total Investment Securities		317,011,167	99.46%
	(Cost $271,695,364)
Other Assets In Excess of Liabilities		1,705,243	0.54%
Net Assets		$ 318,716,410	100.00%

*Non-Income Producing Securities. ***Variable Rate Security; the rate shown was the rate at June 30, 2011. The accompanying notes are an integral part of these financial statements.

2011 Semi-Annual Report 11

Paradigm Select Fund

		Schedule of Investments
		June 30, 2011 (Unaudited)
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Agriculture Production - Crops
7,500	Dole Food Company Inc. *	$ 101,400	1.49%
Agriculture Production - Livestock & Animal Specialties
1,300	Cal-Maine Foods, Inc.	41,548	0.61%
Biological Products, (No Diagnostic Substances)
1,400	Life Technologies Corporation *	72,898	1.07%
Canned Fruits, Vegetables, Preserves, Jams & Jellies
900	The J. M. Smucker Company	68,796	1.01%
Chemical & Allied Products
1,900	Innospec Inc. *	63,859
4,800	Olin Corp.	108,768
		172,627	2.54%
Computer Communications Equipment
9,900	QLogic Corp. *	157,608	2.32%
Construction - Special Trade Contractors
6,300	Matrix Service Co. *	84,294	1.24%
Crude Petroleum & Natural Gas
2,175	Carrizo Oil & Gas Inc. *	90,806
5,400	EXCO Resources Inc.	95,310
8,900	PetroQuest Energy Inc. *	62,478
2,850	Plains Exploration & Production Company *	108,642
2,800	Resolute Energy Corporation *	45,248
5,000	Venoco, Inc. *	63,700
1,100	Whiting Petroleum Corp. *	62,601
		528,785	7.79%
Electrical Work
4,000	EMCOR Group Inc. *	117,240	1.73%
Electronic Components & Accessories
9,100	Vishay Intertechnology Inc. *	136,864	2.02%
Fire, Marine & Casualty Insurance
309	Alleghany Inc. *	102,931
2,700	American Financial Group Inc.	96,363
1,700	Harleysville Group Inc.	52,989
150	Markel Corp. *	59,521
		311,804	4.59%
Guided Missiles & Space Vehicles & Parts
1,300	Alliant Techsystems Inc. *	92,729	1.37%
Hospital & Medical Service Plans
1,200	AMERIGROUP Corporation *	84,564	1.25%
In Vitro & In Vivo Diagnostic Substances
5,100	Myriad Genetics, Inc. *	115,821	1.71%
Industrial Organic Chemicals
3,800	Sensient Technologies Corporation	140,866
2,000	Westlake Chemical Corp.	103,800
		244,666	3.60%
Iron & Steel Foundries
400	Precision Castparts Corp.	65,860	0.97%
Laboratory Analytical Instruments
3,800	PerkinElmer Inc.	102,258	1.51%
Men's & Boy's Furnishings, Work Clothing & Allied Garments
1,880	Phillips-Van Heusen Corp.	123,084	1.81%
Mineral Royalty Traders
1,800	Royal Gold, Inc.	105,426	1.55%
Mining & Quarrying of Nonmetallic Minerals (No Fuels)
400	Compass Minerals International Inc.	34,428	0.51%

*Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2011 Semi-Annual Report 12

Paradigm Select Fund

		Schedule of Investments
		June 30, 2011 (Unaudited)
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Paperboard Containers & Boxes
1,901	Rock-Tenn Co.	$ 126,112	1.86%
Pharmaceutical Preparations
2,100	Endo Pharmaceuticals Holdings Inc. *	84,357	1.24%
Plastic Materials, Synth Resin/Rubber, Cellulos (No Glass)
5,700	Chemtura Corp. *	103,740	1.53%
Plastics Products
1,900	AptarGroup Inc.	99,446	1.47%
Retail - Apparel & Accessory Stores
5,600	Express Inc. *	122,080
2,700	The Men's Wearhouse, Inc.	90,990
		213,070	3.14%
Retail - Family Clothing Stores
9,800	American Eagle Outfitters, Inc.	124,950	1.84%
Retail - Miscellaneous Retail
3,100	EZCORP Inc. Class A *	110,298	1.63%
Retail - Retail Stores, NEC
3,500	IAC/InterActiveCorp. *	133,595	1.97%
Retail - Shoe Stores
2,400	Foot Locker, Inc.	57,024	0.84%
Retail - Variety Stores
3,200	Big Lots Inc. *	106,080	1.56%
Savings Institution, Federally Chartered
9,500	Capitol Federal Financial	111,720	1.65%
Security Brokers, Dealers & Flotation Companies
3,600	Jefferies Group Inc.	73,440
12,700	Knight Capital Group Inc. *	139,954
		213,394	3.14%
Semiconductors & Related Devices
2,100	Diodes Incorporated *	54,810
6,300	Kulicke & Soffa Industries Inc. * (Singapore)	70,182
5,500	Microsemi Corporation *	112,750
		237,742	3.50%
Services - Business Services
5,089	Lender Processing Services, Inc.	106,411
8,370	Premiere Global Services Inc. *	66,793
		173,204	2.55%
Services - Computer Integrated Systems Design
10,600	Convergys Corp. *	144,584	2.13%
Services - Educational Services
4,600	Career Education Corp. *	97,290	1.43%
Services - Hospitals
2,400	Magellan Health Services Inc. *	131,376
1,500	MEDNAX, Inc. *	108,285
		239,661	3.53%
Services - Management Consulting Services
1,800	FTI Consulting, Inc. *	68,292	1.01%
Services - Motion Picture Theaters
9,100	Regal Entertainment Group Class A	112,385	1.66%
Services - Prepackaged Software
8,800	Compuware Corp. *	85,888	1.27%
Special Industry Machinery
2,600	Cymer, Inc. *	128,726	1.90%

*Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2011 Semi-Annual Report 13

Paradigm Select Fund

		Schedule of Investments
		June 30, 2011 (Unaudited)
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Wholesale - Electronic Parts & Equipment, NEC
16,100	Brightpoint, Inc. *	$ 130,571	1.93%
Wholesale - Miscellaneous Durable Goods
1,700	Schnitzer Steel Industries, Inc.	97,920	1.44%
Total for Common Stock (Cost $4,888,336)		$ 5,762,749	84.91%
REAL ESTATE INVESTMENT TRUSTS
17,200	Anworth Mortgage Asset Corp.	129,172
4,600	Invesco Mortgage Capital Inc.	97,198
13,500	MFA Financial, Inc.	108,540
1,600	Mid-America Apartment Communities Inc.	107,952
Total for Real Estate Investment Trusts (Cost $419,714)		442,862	6.53%
MONEY MARKET FUNDS
664,557	SEI Daily Income Treasury Government CL B 0.05% ***	664,557	9.78%
	(Cost $664,557)
Total Investment Securities		6,870,168	101.22%
	(Cost $5,972,607)
Liabilities In Excess of Other Assets		(83,057)	-1.22%
Net Assets		$ 6,787,111	100.00%

*Non-Income Producing Securities. ***Variable Rate Security; the rate shown was the rate at June 30, 2011. The accompanying notes are an integral part of these financial statements.

2011 Semi-Annual Report 14

Paradigm Opportunity Fund

		Schedule of Investments
		June 30, 2011 (Unaudited)
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Agriculture Production - Crops
10,500	Dole Food Company Inc. *	$ 141,960	2.73%
Agriculture Production - Livestock & Animal Specialties
1,900	Cal-Maine Foods, Inc.	60,724	1.17%
Biological Products, (No Diagnostic Substances)
2,100	Life Technologies Corporation *	109,347	2.10%
Computer Communications Equipment
14,700	QLogic Corp. *	234,024	4.50%
Construction - Special Trade Contractors
10,300	Matrix Service Co. *	137,814	2.65%
Crude Petroleum & Natural Gas
3,300	Carrizo Oil & Gas Inc. *	137,775
13,400	PetroQuest Energy Inc. *	94,068
7,400	Venoco, Inc. *	94,276
		326,119	6.27%
Electrical Work
5,700	EMCOR Group Inc. *	167,067	3.21%
Hospital & Medical Service Plans
2,000	AMERIGROUP Corporation *	140,940	2.71%
Industrial Organic Chemicals
6,000	Sensient Technologies Corporation	222,420	4.28%
Laboratory Analytical Instruments
5,300	PerkinElmer Inc.	142,623	2.74%
Orthopedic, Prosthetic & Surgical Appliances & Supplies
12,600	Symmetry Medical, Inc. *	113,022	2.17%
Pharmaceutical Preparations
2,800	Endo Pharmaceuticals Holdings Inc. *	112,476	2.16%
Retail - Apparel & Accessory Stores
8,300	Express Inc. *	180,940
3,700	The Men's Wearhouse, Inc.	124,690
		305,630	5.88%
Retail - Family Clothing Stores
14,700	American Eagle Outfitters, Inc.	187,425	3.60%
Retail - Miscellaneous Retail
4,500	EZCORP Inc. Class A *	160,110	3.08%
Retail - Retail Stores, NEC
5,700	IAC/InterActiveCorp. *	217,569	4.18%
Retail - Shoe Stores
3,600	Foot Locker, Inc.	85,536	1.64%
Retail - Variety Stores
4,900	Big Lots Inc. *	162,435	3.12%
Security Brokers, Dealers & Flotation Companies
18,800	Knight Capital Group Inc. *	207,176	3.98%
Semiconductors & Related Devices
9,300	Kulicke & Soffa Industries Inc. * (Singapore)	103,602
7,900	Microsemi Corporation *	161,950
		265,552	5.10%
Services - Business Services
13,100	Premiere Global Services Inc. *	104,538	2.01%
Services - Computer Integrated Systems Design
15,800	Convergys Corp. *	215,512	4.14%
Services - Educational Services
6,500	Career Education Corp. *	137,475	2.64%

*Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2011 Semi-Annual Report 15

Paradigm Opportunity Fund

		Schedule of Investments
		June 30, 2011 (Unaudited)
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Services - Hospitals
3,800	Magellan Health Services Inc. *	$ 208,012
2,200	MEDNAX, Inc. *	158,818
		366,830	7.05%
Services - Motion Picture Theaters
13,500	Regal Entertainment Group Class A	166,725	3.21%
Service - Prepackaged Software
12,500	Compuware Corp. *	122,000	2.36%
Total for Common Stock (Cost $3,677,011)		$ 4,613,049	88.68%
REAL ESTATE INVESTMENT TRUSTS
2,400	Mid-America Apartment Communities Inc.	161,928
Total for Real Estate Investment Trusts (Cost $91,196)		161,928	3.11%
MONEY MARKET FUNDS
437,563	SEI Daily Income Treasury Government CL B 0.05% ***	437,563	8.41%
	(Cost $437,563)
Total Investment Securities		5,212,540	100.20%
	(Cost $4,205,770)
Liabilities In Excess of Other Assets		(10,448)	-0.20%
Net Assets		$ 5,202,092	100.00%

*Non-Income Producing Securities. ***Variable Rate Security; the rate shown was the rate at June 30, 2011. The accompanying notes are an integral part of these financial statements.

2011 Semi-Annual Report 16

Paradigm Intrinsic Value Fund

		Schedule of Investments
		June 30, 2011 (Unaudited)
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Chemicals & Allied Products
1,800	Innospec Inc. *	$ 60,498	1.70%
Crude Petroleum & Natural Gas
7,230	EXCO Resources Inc.	127,610
3,020	Plains Exploration & Production Company *	115,122
2,570	Resolute Energy Corporation *	41,531
		284,263	8.00%
Electronic Components & Accessories
10,010	Vishay Intertechnology *	150,550	4.24%
Fire, Marine & Casualty Insurance
700	Berkshire Hathaway Inc. Class B *	54,173	1.53%
Food and Kindred Products
1,652	Nestle SA **	102,920	2.90%
In Vitro & In Vivo Diagnostic Substances
2,580	Myriad Genetics, Inc. *	58,592	1.65%
Iron & Steel Foundries
490	Precision Castparts Corp.	80,678	2.27%
Laboratory Analytical Instruments
3,225	PerkinElmer Inc.	86,785	2.44%
Men's & Boys' Furnishings, Work Clothing, and Allied Garments
1,720	Phillips-Van Heusen Corp.	112,608	3.17%
Newspapers: Publishing or Publishing & Printing
1,990	News Corp. Class A	35,223	0.99%
Oil & Gas Field Services, NEC
1,455	North American Energy Partners Inc. * (Canada)	11,145	0.31%
Paperboard Containers & Boxes
1,631	Rock-Tenn Co.	108,201	3.05%
Pharmaceutical Preparations
10,180	Vanda Pharmaceuticals Inc. *	72,685	2.05%
Plastic Materials, Synth Resin/Rubber, Cellulos (No Glass)
5,850	Chemtura Corp. *	106,470	3.00%
Railroads, Line-Haul Operating
1,220	Canadian National Railway Company (Canada)	97,478	2.74%
Retail - Drug Stores and Proprietary Stores
2,775	CVS Caremark Corporation	104,284	2.94%
Retail - Family Clothing Stores
6,775	American Eagle Outfitters	86,381	2.43%
Retail - Retail Stores, NEC
3,510	IAC/InterActiveCorp. *	133,977	3.77%
Savings Institution, Federally Chartered
2,075	Kearny Financial Corp.	18,903
11,420	SI Financial Group, Inc.	115,342
9,520	Viewpoint Financial Group	131,376
		265,621	7.48%
Secondary Smelting & Refining of Nonferrous Metals
12,670	Metalico Inc. *	74,753	2.10%
Security Brokers, Dealers & Flotation Companies
3,725	Jefferies Group Inc.	75,990	2.14%
Semiconductors & Related Devices
15,750	GSI Technology, Inc. *	113,400	3.19%
Services - Business Services
2,925	Lender Processing Services, Inc.	61,162	1.72%

*Non-Income Producing Securities. **ADR - American Depositary Receipt. The accompanying notes are an integral part of these financial statements.

2011 Semi-Annual Report 17

Paradigm Intrinsic Value Fund

		Schedule of Investments
		June 30, 2011 (Unaudited)
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Services - Hospitals
1,525	Magellan Health Services Inc. *	$ 83,479	2.35%
Ship & Boat Building & Repairing
1,415	General Dynamics Corp.	105,446	2.97%
Wholesale - Chemicals & Allied Products
1,920	Innophos Holdings Inc.	93,696	2.64%
Wholesale - Electronic Parts & Equipment, NEC
1,590	Avnet Inc. *	50,689
16,170	Brightpoint, Inc. *	131,139
		181,828	5.12%
Wholesale - Miscellaneous Durable Goods
1,270	Schnitzer Steel Industries, Inc.	73,152	2.07%
Total for Common Stock (Cost $2,346,821)		$ 2,875,438	80.96%
EXCHANGE TRADED FUNDS
11,650	iShares COMEX Gold Trust *	170,556
Total for Exchange Traded Funds (Cost - $103,692)		170,556	4.81%
REAL ESTATE INVESTMENT TRUSTS
9,210	Anworth Mortgage Asset Corp.	69,167
8,865	MFA Financial, Inc.	71,275
Total for Real Estate Investment Trusts (Cost - $127,318)		140,442	3.95%
MONEY MARKET FUNDS
401,833	SEI Daily Income Treasury Government CL B 0.05% ***	401,833	11.31%
	(Cost $401,833)
Total Investment Securities		3,588,269	101.03%
	(Cost $2,979,664)
Liabilities In Excess of Other Assets		(36,713)	-1.03%

Net Assets		$ 3,551,556	100.00%

*Non-Income Producing Securities. ***Variable Rate Security; the rate shown was the rate at June 30, 2011. The accompanying notes are an integral part of these financial statements.

2011 Semi-Annual Report 18

Paradigm Funds

Statements of Assets and Liabilities (Unaudited)	Value	Select
June 30, 2011	Fund	Fund

Assets:
Investment Securities at Fair Value*	$ 317,011,167	$ 6,870,168
Cash	808,864	5,000
Receivable for Fund Shares Sold	848,294	36
Receivable for Securities Sold	1,044,910	8,889
Dividends Receivable	241,164	4,672
Interest Receivable	565	36
Total Assets	319,954,964	6,888,801
Liabilities:
Payable for Securities Purchased	195,986	4,234
Payable for Fund Shares Redeemed	647,171	91,000
Payable to Advisor	395,397	6,456
Total Liabilities	1,238,554	101,690
Net Assets	$ 318,716,410	$ 6,787,111
Net Assets Consist of:
Paid In Capital	$266,888,515	$5,846,064
Accumulated Net Investment Income (Loss)	(849,852)	(3,973)
Accumulated Realized Gain (Loss) on Investments - Net	7,361,944	47,459
Unrealized Appreciation (Depreciation) in Value of Investment Securities - Net	45,315,803	897,561
Net Assets	$ 318,716,410	$ 6,787,111

Net Asset Value and Offering Price (Note 2)	$ 57.71	$ 31.70

* Investments at Identified Cost	$ 271,695,364	$ 5,972,607

Shares Outstanding (Unlimited number of shares	5,522,547	214,111
authorized without par value)

Statements of Operations (Unaudited)
For the six month period ended June 30, 2011

Investment Income:
Dividends	$ 1,663,922	$ 33,131
Interest	8,693	176
Total Investment Income	1,672,615	33,307
Expenses:
Investment Advisor Fees	3,066,851	44,357
Total Expenses	3,066,851	44,357
Less: Expenses Waived	(544,384)	(7,077)
Net Expenses	2,522,467	37,280

Net Investment Income (Loss)	(849,852)	(3,973)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	13,881,344	288,292
Net Change in Unrealized Appreciation (Depreciation) on Investments	97,874	(800)
Net Realized and Unrealized Gain (Loss) on Investments	13,979,218	287,492

Net Increase (Decrease) in Net Assets from Operations	$ 13,129,366	$ 283,519

The accompanying notes are an integral part of these financial statements.

2011 Semi-Annual Report 19

Paradigm Funds

Statements of Assets and Liabilities (Unaudited)	Opportunity	Intrinsic Value
June 30, 2011	Fund	Fund

Assets:
Investment Securities at Fair Value*	$ 5,212,540	$ 3,588,269
Dividends Receivable	-	1,129
Interest Receivable	21	8
Total Assets	5,212,561	3,589,406
Liabilities:
Payable for Securities Purchased	4,234	34,256
Payable to Advisor	6,235	3,594
Total Liabilities	10,469	37,850
Net Assets	$ 5,202,092	$ 3,551,556
Net Assets Consist of:
Paid In Capital	$ 4,244,118	$ 3,093,249
Accumulated Net Investment Income (Loss)	(22,630)	(4,896)
Accumulated Realized Gain (Loss) on Investments - Net	(26,166)	(145,402)
Unrealized Appreciation (Depreciation) in Value of Investment Securities - Net	1,006,770	608,605
Net Assets	$ 5,202,092	$ 3,551,556

Net Asset Value and Offering Price (Note 2)	$ 27.19	$ 22.33

* Investments at Identified Cost	$ 4,205,770	$ 2,979,664

Shares Outstanding (Unlimited number of shares	191,309	159,075
authorized without par value)

Statements of Operations (Unaudited)
For the six month period ended June 30, 2011

Investment Income:
Dividends (Net of foreign withholding tax** and fees of $0 and $516, respectively)	$ 15,462	$ 17,156
Interest	100	69
Total Investment Income	15,562	17,225
Expenses:
Investment Advisor Fees	50,923	22,121
Total Expenses	50,923	22,121
Less: Expenses Waived	(12,731)	-
Net Expenses	38,192	22,121

Net Investment Income (Loss)	(22,630)	(4,896)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	489,173	168,618
Net Change in Unrealized Appreciation (Depreciation) on Investments	(158,070)	17,979
Net Realized and Unrealized Gain (Loss) on Investments	331,103	186,597

Net Increase (Decrease) in Net Assets from Operations	$ 308,473	$ 181,701

** Foreign withholding taxes on foreign dividends have been provid-
ed for in accordance with the Funds’ understanding of the applica-
ble country's tax rules and rates.
The accompanying notes are an integral part of these
financial statements.

2011 Semi-Annual Report 20

Paradigm Funds

Statements of Changes in Net Assets	Value Fund		Select Fund
	(Unaudited)		(Unaudited)
	1/1/2011	1/1/2010	1/1/2011	1/1/2010
	to	to	to	to
	6/30/2011	12/31/2010	6/30/2011	12/31/2010
From Operations:
Net Investment Income (Loss)	$(849,852)	$(256,163)	$(3,973)	$(6,212)
Net Realized Gain (Loss) on Investments	13,881,344	18,143,844	288,292	274,580
Change in Net Unrealized Appreciation (Depreciation)	97,874	29,589,320	(800)	484,130
Increase (Decrease) in Net Assets from Operations	13,129,366	47,477,001	283,519	752,498
From Distributions to Shareholders:
Net Investment Income	-	(417,251)	-	(9,549)
Net Realized Gain from Security Transactions	-	-	-	-
Total Distributions to Shareholders	-	(417,251)	-	(9,549)
From Capital Share Transactions:
Proceeds From Sale of Shares	147,171,078	125,199,934	3,085,249	745,813
Proceeds from Redemption Fees (Note 2)	67,130	20,531	77	10
Shares Issued on Reinvestment of Dividends	-	410,720	-	9,549
Cost of Shares Redeemed	(97,150,438)	(40,234,926)	(498,572)	(291,079)
Net Increase (Decrease) from Shareholder Activity	50,087,770	85,396,259	2,586,754	464,293
Net Increase (Decrease) in Net Assets	63,217,136	132,456,009	2,870,273	1,207,242

Net Assets at Beginning of Period	255,499,274	123,043,265	3,916,838	2,709,596

Net Assets at End of Period	$318,716,410	$255,499,274	$6,787,111	$3,916,838

Accumulated Net Investment Income (Loss)	$(849,852)	$-	$(3,973)	$-

Share Transactions:
Issued	2,595,524	2,628,120	98,311	29,513
Reinvested	-	7,437	-	320
Redeemed	(1,711,083)	(875,756)	(16,025)	(11,739)
Net Increase (Decrease) in Shares	884,441	1,759,801	82,286	18,094
Shares Outstanding Beginning of Period	4,638,106	2,878,305	131,825	113,731
Shares Outstanding End of Period	5,522,547	4,638,106	214,111	131,825

The accompanying notes are an integral part of these financial statements.

2011 Semi-Annual Report 21

Paradigm Funds

Statements of Changes in Net Assets	Opportunity Fund		Intrinsic Value Fund
	(Unaudited)		(Unaudited)
	1/1/2011	1/1/2010	1/1/2011	1/1/2010
	to	to	to	to
	6/30/2011	12/31/2010	6/30/2011	12/31/2010
From Operations:
Net Investment Income (Loss)	$(22,630)	$(23,244)	$(4,896)	$(2,202)
Net Realized Gain (Loss) on Investments	489,173	546,219	168,618	73,772
Change in Net Unrealized Appreciation (Depreciation)	(158,070)	465,618	17,979	449,644
Increase (Decrease) in Net Assets from Operations	308,473	988,593	181,701	521,214
From Distributions to Shareholders:
Net Investment Income	-	-	-	(17,498)
Net Realized Gain from Security Transactions	-	-	-	-
Total Distributions to Shareholders	-	-	-	(17,498)
From Capital Share Transactions:
Proceeds From Sale of Shares	8,123	562,603	22,126	385,083
Proceeds from Redemption Fees (Note 2)	-	10	-	-
Shares Issued on Reinvestment of Dividends	-	-	-	17,498
Cost of Shares Redeemed	(53,710)	(305,306)	(100,000)	(33,840)
Net Increase (Decrease) from Shareholder Activity	(45,587)	257,307	(77,874)	368,741
Net Increase (Decrease) in Net Assets	262,886	1,245,900	103,827	872,457

Net Assets at Beginning of Period	4,939,206	3,693,306	3,447,729	2,575,272

Net Assets at End of Period	$5,202,092	$4,939,206	$3,551,556	$3,447,729

Accumulated Net Investment Income (Loss)	$(22,630)	$-	$(4,896)	$-

Share Transactions:
Issued	300	25,915	997	20,556
Reinvested	-	-	-	826
Redeemed	(2,031)	(14,884)	(4,528)	(1,958)
Net Increase (Decrease) in Shares	(1,731)	11,031	(3,531)	19,424
Shares Outstanding Beginning of Period	193,040	182,009	162,606	143,182
Shares Outstanding End of Period	191,309	193,040	159,075	162,606

The accompanying notes are an integral part of these financial statements.

2011 Semi-Annual Report 22

Paradigm Value Fund

Financial Highlights - Paradigm Value Fund
	(Unaudited)
Selected data for a share outstanding	1/1/2011		1/1/2010	1/1/2009	1/1/2008	1/1/2007	1/1/2006
throughout the period:	to		to	to	to	to	to
	6/30/2011		12/31/2010	12/31/2009	12/31/2008	12/31/2007	12/31/2006
Net Asset Value - Beginning of Period	$55.09		$42.75	$32.51	$49.27	$48.55	$42.90
Net Investment Income/(Loss) (a)	(0.14)		(0.07)	0.16	(0.22)	(0.40)	(0.47)
Net Gains (Loss) on Securities (Realized and Unrealized)	2.75		12.49	10.07	(16.52)	2.84	8.69
Total from Investment Operations	2.61		12.42	10.23	(16.74)	2.44	8.22
Distributions (From Net Investment Income)	-		(0.09)	-	-	-	-
Distributions (From Capital Gains)	-		-	-	(0.07)	(1.73)	(2.58)
Total Distributions	0.00		(0.09)	0.00	(0.07)	(1.73)	(2.58)
Proceeds from Redemption Fee (Note 2)	0.01		0.01	0.01	0.05	0.01	0.01
Net Asset Value - End of Period	$57.71		$55.09	$42.75	$32.51	$49.27	$48.55
Total Return (b)	4.76%	***	29.08%	31.50%	(33.88)%	5.03%	19.19%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$318,716		$255,499	$123,043	$85,018	$116,247	$56,743
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.82%	**	1.89%	1.98%	1.99%	2.02%	2.02%
After Reimbursement
Ratio of Expenses to Average Net Assets (c) ++	1.50%	**	1.50%	1.63%	1.99%	2.02%	2.02%
Ratio of Net Investment Income (Loss) to Average
Net Assets (c) ++	-0.50%	**	-0.14%	0.43%	-0.52%	-0.78%	-1.02%
Portfolio Turnover Rate	37.33%	***	81.17%	69.85%	67.84%	59.75%	69.95%

Paradigm Select Fund

Financial Highlights - Paradigm Select Fund
	(Unaudited)
Selected data for a share outstanding throughout the period:	1/1/2011		1/1/2010	1/1/2009	1/1/2008	1/1/2007	1/1/2006
	to		to	to	to	to	to
	6/30/2011		12/31/2010	12/31/2009	12/31/2008	12/31/2007	12/31/2006
Net Asset Value - Beginning of Period	$29.71		$23.82	$18.53	$27.91	$26.48	$22.33
Net Investment Income/(Loss) (a)	(0.02)		(0.05)	0.08	0.03	(0.06)	(0.08)
Net Gains (Loss) on Securities (Realized and Unrealized)	2.01		6.01	5.28	(9.41)	1.54	4.92
Total from Investment Operations	1.99		5.96	5.36	(9.38)	1.48	4.84
Distributions (From Net Investment Income)	-		(0.07)	(0.07)	-	-	-
Distributions (From Capital Gains)	-		-	-	-	(0.05)	(0.69)
Total Distributions	-		(0.07)	(0.07)	-	(0.05)	(0.69)
Proceeds from Redemption Fee (Note 2)	-	+	- +	- +	-	-	-

Net Asset Value - End of Period	$31.70		$29.71	$23.82	$18.53	$27.91	$26.48
Total Return (b)	6.70%	***	25.03%	28.92%	(33.61)%	5.57%	21.67%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$6,787		$3,917	$2,710	$2,031	$11,109	$6,674

Before Reimbursement
Ratio of Expenses to Average Net Assets	1.50%	**	1.50%	1.50%	1.50%	1.50%	1.50%
After Reimbursement
Ratio of Expenses to Average Net Assets ++	1.26%	**	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income/(Loss) to Average
Net Assets ++	-0.13%	**	-0.20%	0.42%	0.13%	-0.23%	-0.30%

Portfolio Turnover Rate	32.02%	***	65.77%	65.57%	47.71%	64.68%	72.15%

** Annualized. *** Not Annualized.
(a) Per share amount calculated using the average shares method.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
(c) Includes dividend expense on securities sold short and interest expense of 0.00% for the six months ended 6/30/2011, and 0.00%
0.00%, 0.00% (Amount calculated less than 0.005%), 0.02% and 0.02% for the years ended 12/31/2010 - 2006, respectively.
+ Amount calculated is less than $0.005. ++ Such percentages reflect an expense waiver by the Advisor.

The accompanying notes are an integral part of these financial statements.

2011 Semi-Annual Report 23

Paradigm Opportunity Fund

Financial Highlights - Paradigm Opportunity Fund
	(Unaudited)
Selected data for a share outstanding throughout the period:	1/1/2011		1/1/2010		1/1/2009	1/1/2008	1/1/2007	1/1/2006
	to		to		to	to	to	to
	6/30/2011		12/31/2010		12/31/2009	12/31/2008	12/31/2007	12/31/2006
Net Asset Value - Beginning of Period	$25.59		$20.29		$13.79	$22.94	$23.21	$21.33
Net Investment Income (Loss) (a)	(0.12)		(0.12)		(0.01)	(0.13)	(0.04)	(0.04)
Net Gains (Loss) on Securities (Realized and Unrealized)	1.72		5.42		6.51	(9.02)	0.47	2.47
Total from Investment Operations	1.60		5.30		6.50	(9.15)	0.43	2.43
Distributions (From Net Investment Income)	-		-		-	-	-	-
Distributions (From Capital Gains)	-		-		-	-	(0.70)	(0.55)
Total Distributions	-		-		-	-	(0.70)	(0.55)
Proceeds from Redemption Fee (Note 2)	-		-	+	-	- +	-	-
Net Asset Value - End of Period	$27.19		$25.59		$20.29	$13.79	$22.94	$23.21
Total Return (b)	6.25%	***	26.12%		47.14%	(39.89)%	1.85%	11.39%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$5,202		$4,939		$3,693	$2,425	$5,613	$3,719
Before Reimbursement
Ratio of Expenses to Average Net Assets	2.00%	**	2.00%		2.00%	2.00%	2.00%	2.00%
Ratio of Net Investment Loss to Average Net Assets	-1.39%	**	-1.06%		-0.54%	-1.17%	-0.67%	-0.68%
After Reimbursement
Ratio of Expenses to Average Net Assets (c)	1.50%	**	1.50%		1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income/(Loss) to Average
Net Assets (c)	-0.89%	**	-0.56%		-0.04%	-0.67%	-0.17%	-0.18%
Portfolio Turnover Rate	38.94%	***	96.20%		135.62%	164.89%	169.26%	122.62%

Paradigm Intrinsic Value Fund

Financial Highlights - Paradigm Intrinsic Value Fund
	(Unaudited)
Selected data for a share outstanding throughout the period:	1/1/2011		1/1/2010	1/1/2009	1/1/2008*
	to		to	to	to
	6/30/2011		12/31/2010	12/31/2009	12/31/2008
Net Asset Value - Beginning of Period	$21.20		$17.99	$13.98	$20.00
Net Investment Income (Loss) (a)	(0.03)		(0.01)	0.14	0.15
Net Gains (Loss) on Securities (Realized and Unrealized)	1.16		3.33	3.98	(6.17)
Total from Investment Operations	1.13		3.32	4.12	(6.02)
Distributions (From Net Investment Income)	-		(0.11)	(0.11)	-
Distributions (From Capital Gains)	-		-	-	-
Total Distributions	-		(0.11)	(0.11)	-
Proceeds from Redemption Fee (Note 2)	-		-	- +	-
Net Asset Value - End of Period	$22.33		$21.20	$17.99	$13.98
Total Return (b)	5.33%	***	18.44%	29.44%	(30.10)%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$3,552		$3,448	$2,575	$1,620
Ratio of Expenses to Average Net Assets	1.25%	**	1.25%	1.25%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets	-0.28%	**	-0.08%	0.92%	0.86%
Portfolio Turnover Rate	43.77%	***	77.78%	79.35%	70.57%

* Commencement of operations. ** Annualized. *** Not Annualized.
(a) Per share amount calculated using the average shares method.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
(c) Such percentages reflect an expense waiver by the Advisor.
+ Amount calculated is less than $0.005.

The accompanying notes are an integral part of these financial statements.

2011 Semi-Annual Report 24

NOTES TO THE FINANCIAL STATEMENTS
PARADIGM FUNDS
June 30, 2011
(UNAUDITED)

1.) ORGANIZATION
Paradigm Funds (the "Trust”) is an open-end management investment company organized in Ohio as a business trust on September 13, 2002 that may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Paradigm Value Fund (“Value”) commenced operations on January 1, 2003. The Paradigm Value Fund's investment objective is long-term capital appreciation. The Paradigm Opportunity Fund (“Opportunity”) and Paradigm Select Fund (“Select”) both commenced operations on January 1, 2005 with long-term capital appreciation as their objective. The Paradigm Intrinsic Value Fund (“Intrinsic Value”) commenced operations on January 1, 2008. The Paradigm Intrinsic Value Fund's investment objective is long-term capital appreciation. Value, Opportunity, Select and Intrinsic Value are all diversified funds. The advisor to Value, Opportunity, Select and Intrinsic Value (collectively the “Funds”) is Paradigm Funds Advisor LLC (the “Advisor”).

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

SECURITY TRANSACTIONS AND OTHER: Security transactions are recorded based on a trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Funds use the highest cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on fixed income securities purchased are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Funds may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REITs taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV for each Fund is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. During the six month period ended June 30, 2011 proceeds from redemption fees were $67,130, $77, $0 and $0 for Value, Select, Opportunity and Intrinsic Value, respectively.

SHORT SALES: A Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

INCOME TAXES: The Funds’ policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Funds recognize the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken on the Funds’ 2011 tax return. The Funds identify their major tax jurisdictions as U.S. Federal and New York State tax authorities; however the Funds are not aware of any tax positions for which they are reasonably possible that the total amounts of unrecognized tax benefits

2011 Semi-Annual Report 25

Notes to the Financial Statements (Unaudited) - continued

will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the six month period ended June 30, 2011, the Funds did not incur any interest or penalties.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of any Fund.

3.) SECURITIES VALUATIONS
The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuating the assets or liabilities, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock, real estate investment trusts and exchange traded funds). Equity securities are carried at fair value. The market quotation used for equity securities, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately

2011 Semi-Annual Report 26

Notes to the Financial Statements (Unaudited) - continued

reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

Money markets. Money market securities are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following tables summarize the inputs used to value the Funds’ assets measured at fair value as of June 30, 2011:

Value:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$285,861,342	$0	$0	$285,861,342
Real Estate Investment Trusts	18,452,010	0	0	18,452,010
Money Market Funds	12,697,815	0	0	12,697,815
Total	$317,011,167	$0	$0	$317,011,167

Select:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$5,762,749	$0	$0	$5,762,749
Real Estate Investment Trusts	442,862	0	0	442,862
Money Market Funds	664,557	0	0	664,557
Total	$6,870,168	$0	$0	$6,870,168

Opportunity:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$4,613,049	$0	$0	$4,613,049
Real Estate Investment Trusts	161,928	0	0	161,928
Money Market Funds	437,563	0	0	437,563
Total	$5,212,540	$0	$0	$5,212,540

Intrinsic Value:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$2,875,438	$0	$0	$2,875,438
Exchange Traded Funds	170,556	0	0	170,556
Real Estate Investment Trusts	140,442	0	0	140,442
Money Market Funds	401,833	0	0	401,833
Total	$3,588,269	$0	$0	$3,588,269

Refer to each Funds’ Schedule of Investments for a listing of securities by industry. The Funds did not hold any level 3 assets during the six month period ended June 30, 2011. There were no transfers into or out of level 1 or level 2 during the six month period ended June 30, 2011. It is the Funds’ policy to consider transfers into or out of level 1 and level 2 as of the end of the reporting period.

2011 Semi-Annual Report 27

Notes to the Financial Statements (Unaudited) - continued

4.) INVESTMENT ADVISORY AGREEMENTS
Each of the Funds has an investment advisory agreement (collectively the "Management Agreements") with the Advisor. Under the terms of the Management Agreements, the Advisor manages the investment portfolios of the Funds, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreements, the Advisor, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Funds. The Advisor pays all operating expenses of the Funds with the exception of taxes, brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) and extraordinary expenses as defined under accounting principles generally accepted in the United States of America. The Advisor also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. For its services and payment of certain Fund expenses as described below, the Advisor receives an annual investment management fee of 1.50% of the average daily net assets from Select, 2.00% of the average daily net assets from Opportunity; and 1.25% of the average daily net assets from Intrinsic Value. Value pays the Advisor an annual investment management fee of 2.00% of the average daily net assets on assets up to and including $100 million and 1.75% of the average daily net assets over $100 million. As a result of the above calculations, for the six month period ended June 30, 2011, the Advisor earned management fees (before the waivers described below) totaling $3,066,851, $44,357, $50,923 and $22,121 for Value, Select, Opportunity, and Intrinsic Value, respectively. At June 30, 2011, $395,397, $6,456, $6,235 and $3,594 was due to the Advisor from Value, Select, Opportunity and Intrinsic Value, respectively. The Advisor has contractually agreed to waive management fees and/or reimburse Value and Opportunity to the extent necessary to maintain total annual operating expenses of the Funds (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and indirect costs of investing in acquired funds) at 1.50% of daily net assets through May 1, 2012. Effective March 15, 2011 the Advisor has contractually agreed to waive management fees and reimburse expenses of Select to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and the indirect costs of investing in acquired funds) at 1.15% of its average daily net assets through May 1, 2012. A total of $544,384, $7,077 and $12,731 was waived for the six month period ended June 30, 2010 for Value, Select and Opportunity, respectively.

Certain officers and a shareholder of the Advisor are also officers and/or a Trustee of the Trust. These individuals may receive benefits from the Advisor resulting from management fees paid to the Advisor from the Funds.

The Trustees who are not interested persons of the Funds were paid $2,000 per meeting for the six month period ended June 30, 2011 for the Trust. Under the Management Agreements, the Advisor pays these fees.

5.) INVESTMENTS
For the six month period ended June 30, 2011, purchases and sales of investment securities other than U.S. Government obligations and short-term investments were as follows:

	Value	Select	Opportunity	Intrinsic Value
Purchases	$172,653,858	$4,046,869	$1,857,012	$1,457,121
Sales	$115,282,806	$1,755,719	$2,029,009	$1,438,811

There were no purchases or sales of U.S. Government obligations.

For federal income tax purposes, at June 30, 2011 the cost of securities on a tax basis and the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) were as follows:

	Value	Select	Opportunity	Intrinsic Value
Cost of Investments	$271,695,364	$5,972,607	$4,205,770	$2,979,664

Gross Unrealized Appreciation	$56,249,254	$1,142,114	$1,161,952	$708,294
Gross Unrealized Depreciation	($10,933,451)	($244,553)	($155,182)	($99,689)
Net Unrealized Appreciation
(Depreciation) on Investments	$45,315,803	$897,561	$1,006,770	$608,605

6.) CAPITAL SHARES
At June 30, 2011, the Trust was authorized to issue an unlimited number of shares of beneficial interest. The following are the shares issued and paid in capital outstanding for the Funds at June 30, 2011:

2011 Semi-Annual Report 28

Notes to the Financial Statements (Unaudited) - continued

	Value	Select	Opportunity	Intrinsic Value
Shares Issued
and Outstanding	5,522,547	214,111	191,309	159,075
Paid in Capital	$266,888,515	$5,846,064	$4,244,118	$3,093,249

7.) DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six month period ended June 30, 2011 and fiscal years ended December 31, 2010 were as follows:

	Six Months Ended	Fiscal Year Ended
	June 30, 2011	December 31, 2010
PARADIGM VALUE FUND
Ordinary Income	$ -	$ 417,251
Short-term Capital Gain	-	-
Long-term Capital Gain	-	-
	$ -	$ 417,251

PARADIGM SELECT FUND
Ordinary Income	$ -	$ 9,549
Short-term Capital Gain	-	-
Long-term Capital Gain	-	-
	$ -	$ 9,549

PARADIGM OPPORTUNITY FUND
Ordinary Income	$ -	$ -
Short-term Capital Gain	-	-
Long-term Capital Gain	-	-
	$ -	$ -

PARADIGM INTRINSIC VALUE FUND
Ordinary Income	$ -	$ 17,498
Short-term Capital Gain	-	-
Long-term Capital Gain	-	-
	$ -	$ 17,498

8.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the fund, under section 2(a)(9) of the Investment Company Act of 1940. At June 30, 2011, Charles Schwab & Co., Inc., held, for the benefit of its customers, in aggregate, 30.85% of Value, and therefore each may be deemed to control Value. Charles Schwab & Co. and TD Ameritrade, both for the benefit of its customers, held, in aggregate, 29.67% and 25.16%, respectively, of Select, and therefore each may be deemed to control Select. Candace King Weir, beneficial owner, held, in aggregate, 81.25%, of Opportunity, and therefore may be deemed to control Opportunity. Also, Candace King Weir, beneficial owner, and Charles Schwab & Co., for the benefit of its customers, held, in aggregate, 46.68% and 47.67%, respectively, of Intrinsic Value, and therefore each may be deemed to control Intrinsic Value.

9.) CAPITAL LOSS CARRYFORWARD
At December 31, 2010, Value, Select, Opportunity and Intrinsic Value Funds had available for federal tax purposes unused capital losses of $4,989,384, $207,155, $443,258 and $313,958 respectively, of which $0, $114,060, $119,828 and $139,271, respectively, expire in 2016 and $4,989,384, $93,095, $323,430 and $174,687, respectively, expire in 2017. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future realized capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

2011 Semi-Annual Report 29

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2011 Semi-Annual Report 30

DISCLOSURE OF EXPENSES
(Unaudited)

     Shareholders of the Paradigm Funds (the “Funds”) incur ongoing costs. The ongoing costs associated with the Paradigm Value Fund include management fees, interest expense and dividend expense on securities sold short. The ongoing costs associated with the Paradigm Opportunity Fund, Paradigm Select Fund and Paradigm Capital Appreciation Fund consist solely of management fees. Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Funds’ transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. If shares are redeemed within 90 days of purchase from the Funds, the shares are subject to a 2% redemption fee. The following example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on January 1, 2011 and held through June 30, 2011.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in the Funds and other funds. In order to do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

PARADIGM VALUE FUND
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2011
	January 1, 2011	June 30, 2011	to June 30, 2011

Actual	$1,000.00	$1,047.56	$7.62

Hypothetical	$1,000.00	$1,017.36	$7.50
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

PARADIGM SELECT FUND
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2011
	January 1, 2011	June 30, 2011	to June 30, 2011

Actual	$1,000.00	$1,066.98	$6.46

Hypothetical	$1,000.00	$1,018.55	$6.31
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.26%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2011 Semi-Annual Report 31

Disclosure of Expenses (Unaudited) - continued

PARADIGM OPPORTUNITY FUND
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2011
	January 1, 2011	June 30, 2011	to June 30, 2011

Actual	$1,000.00	$1,062.52	$7.67

Hypothetical	$1,000.00	$1,017.36	$7.50
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

PARADIGM INTRINSIC VALUE FUND
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2011
	January 1, 2011	June 30, 2011	to June 30, 2011

Actual	$1,000.00	$1,053.30	$6.36

Hypothetical	$1,000.00	$1,018.60	$6.26
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2011 Semi-Annual Report 32

ADDITIONAL INFORMATION
June 30, 2011

APPROVAL AND RENEWAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

At a Meeting of the Board of Trustees held on February 17, 2011 (the “Meeting”) the Board of Trustees (the “Trustees”) considered the continuance of the Management Agreements (the “Agreements”) with Paradigm Funds Advisor LLC (the “Advisor”) for the Paradigm Value Fund, the Paradigm Select Fund, the Paradigm Opportunity Fund, and the Paradigm Intrinsic Value Fund. In renewing the Agreements, the Board of Trustees received material from the Advisor (the "Report") addressing the following factors: (i) the investment performance of the Funds and the Advisor; (ii) the nature, extent and quality of the services provided by the Advisor to the Funds; (iii) the cost of the services to be provided and the profits to be realized by the Advisor and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale will be realized as the Funds grow; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

As to the performance of the Funds, the Report provided prior to the Meeting to the Trustees included information regarding the performance of each Fund compared to a group of funds of similar size, style and objective where fees and expenses had not been completely waived by the advisors to the funds (the "Peer Group"). All performance data was through the period ended December 31, 2010. The Report also included comparative performance information for major indexes and other accounts managed by the Advisor. The Trustees noted that each of the Funds continued to perform well. The Report indicated that the Value Fund's one year, three year annualized, five year annualized and since inception returns were higher than its Peer Group average and comparative index. The Report indicated that the Select Fund's one year return, three year annualized and five year annualized returns were higher than its Peer Group average. The Report also indicated that the Select Fund's one year return and three year annualized returns were slightly below its comparative index, and its five year annualized and since inception returns were higher than its comparative index. The Report indicated that the Opportunity Fund's one year, three year annualized, and five year annualized returns exceeded its Peer Group average and closely followed the returns of its comparative index, with the Fund out performing its index for its three year annualized, five year annualized, and since inception periods. The Trustees then reviewed the Paradigm Intrinsic Value Fund's performance. It was noted that the Intrinsic Value Fund outperformed its index and Peer Group average for each of the periods reviewed (one year, three year annualized, and since inception). The Trustees concluded that the Funds' performance was either consistent with or above their expectations.

As to the nature, extent and quality of the services provided by the Advisor, the Trustees analyzed the Advisor's experience and capabilities. The representatives of the Advisor reviewed and discussed with the Trustees the Advisor's ADV and the Code of Ethics certifications. They summarized the information provided to the Trustees regarding matters such as the Advisor's research and investment personnel. They also discussed the portfolio managers' backgrounds and investment management experience. Furthermore, they reviewed the Advisor's financial information and discussed the firm's ability to meet its obligations under the Agreements. The Trustees concluded that the nature and extent of the services provided by the Advisor were consistent with their expectations, and that the quality of services, particularly those provided by the portfolio managers, was exceptional. The Trustees also concluded that the Advisor has the resources to provide quality advisory services to the Funds.

As to the costs of the services to be provided, the Trustees reviewed the fees under the Agreements compared to the applicable Peer Group. The Trustees noted that each Fund pays a unitary management fee out of which the Advisor pays Fund expenses. As a result, comparison of the total operating expenses is a relevant exercise. The Value Fund's expense ratio of 1.50% was found to be higher than its Peer Group's average expense ratio of 1.26%, but within the range of its peers. The report indicated that the Select Fund's audited expense ratio of 1.50% was lower than its Peer Group's average expense ratio of 1.88%, and that the Opportunity Fund's expense ratio of 1.50% was lower than its Peer Group's average expense ratio of 1.83% . The Intrinsic Value Fund's expense ratio of 1.25% was equal to its Peer Group's average expense ratio. Additionally, it was noted that while the Advisor's management fees were the highest in the peer groups when compared to advisory fees (not total expenses), the Advisor is responsible under the Agreements for paying all but a very small fraction of the Funds' expenses out of the management fees. The Trustees noted that while the Advisor does not manage any other accounts, Paradigm Capital Management, an affiliate of the Advisor, provides services to "hedge funds", institutional accounts, separately managed accounts and has a sub-advisory arrangement with a registered investment company. The Trustees reviewed the fees paid to Paradigm Capital Management. The Trustees concluded that the management fees were reasonable, and that the shareholders were receiv-

2011 Semi-Annual Report 33

Additional Information - continued

ing excellent value for the fees paid. The Trustees also reviewed a profit and loss analysis prepared by the Advisor that disclosed the direct and indirect expenses paid by the Advisor on behalf of each Fund, and the total revenue derived by the Advisor from the Funds. The Trustees reviewed a third-party research memo on advisor profitability. The Trustees then noted that the Advisor did not utilize an affiliated broker and received no soft dollar benefits. The Trustees concluded that the Advisor was not overly profitable.

As for potential economies of scale, the Trustees discussed and considered information regarding whether economies of scale have been realized with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Trustees noted that the Advisor has contractually agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Value Fund and the Opportunity Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and the indirect costs of investing in Acquired Funds) at 1.50% of their average daily net assets through May 1, 2012, thereby benefiting shareholders. As for the Select Fund and the Intrinsic Value Fund, the Advisor asserted, and the Trustees agreed, that the current small size of the Funds did not warrant any additional waivers. Next, the independent Trustees met in executive session to discuss the continuation of the Agreements. The officers of the Trust were excused during this discussion.

Upon reconvening the Meeting, it was the consensus of the Trustees, including the independent Trustees, that renewal of the Management Agreements would be in the best interests of each Fund and its shareholders.

Subsequent to the meeting of the Board of Trustees held on February 17, 2011, and effective March 15, 2011 the Advisor has contractually agreed to waive management fees and reimburse expenses of Select to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and the indirect costs of investing in acquired funds) at 1.15% of its average daily net assets through May 1, 2012.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS
(Unaudited)

     The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING GUIDELINES
(Unaudited)

     Paradigm Funds Advisor LLC, the Funds’ Advisor, is responsible for exercising the voting rights associated with the securities held by the Funds. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Funds’ web site at www.para-digm-funds.com. It is also included in the Funds’ Statement of Additional Information, which is available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

     Information regarding how the Funds voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number(1-800-239-0732). This information is also available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

ADDITIONAL INFORMATION

     You will find more information about the Funds at www.paradigm-funds.com. For shareholder inquiries, please call toll-free in the U.S. at 1-800-239-0732.

2011 Semi-Annual Report 34

Board of Trustees
Carl A. Florio
Peter H. Heerwagen
Candace King Weir
Anthony Mashuta
William P. Phelan

Investment Advisor
Paradigm Funds Advisor LLC
Nine Elk Street
Albany, NY 12207-1002

Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

Custodian
U.S. Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services
8000 Town Centre Dr., Suite 400
Broadview Hts., OH 44147

Fund Administrator
Premier Fund Solutions, Inc.
1939 Friendship Drive, Suite C
El Cajon, CA 92020

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Suite 1100
Westlake, OH 44145-1524

Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue, Suite 101
Garden City, NY 11530

This report is provided for the general information of the shareholders of the Paradigm
Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Paradigm Funds

By: /s/Candace King Weir Candace King Weir President

Date: 8-29-2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Candace King Weir Candace King Weir President

Date: 8-29-2011

By: /s/Robert A. Benton Robert A. Benton Chief Financial Officer

Date: 8-29-2011